UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2023

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. III

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAE	The Nasdaq Stock Market LLC
Rights	MCAER	The Nasdaq Stock Market LLC
Units	MCAEU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submissions of Matters to a Vote of Security Holders

As previously disclosed, on January 31, 2022, Mountain Crest Acquisition Corp. III (Nasdaq: MCAE) (“MCAE”), a special purpose acquisition company entered into a definitive agreement Agreement and Plan of Merger, dated as of on January 27, 2022, as amended on June 7, 2022 and October 17, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among the MCAE, the ETAO International Group, a Cayman Islands exempted company (the “Company”), ETAO International Co., Ltd., a Cayman Islands exempted company (“Pubco”), ETAO Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”) and Wensheng Liu, in his capacity as the Shareholders’ Representative, pursuant to which, among other things, (1) the SPAC will merge with and into Pubco, with the Pubco being the surviving corporation in the merger (the “Redomestication Merger”) and (2) the Company will merge with and into Merger Sub, with the Company as the surviving corporation in the merger (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, the Company being a wholly owned subsidiary of Pubco.

On February 7, 2021, at 10:30 a.m., Eastern Time, the Company held a special meeting of its shareholders (the “Special Meeting”) at which the shareholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 18, 2023, which was first mailed by the Company to its shareholders on or about January 18, 2023.

As of December 30, 2022, the record date for the Special Meeting, there were 3,230,597 shares of common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 2,997,734 shares of Common Stock representing approximately 92.79% of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting, constituting a quorum for the Special Meeting. The final voting results for each proposal submitted to the shareholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s shareholders.

PROPOSALS

Proposal 1:

Redomestication Merger — to consider and vote on a proposal to adopt and approve the Agreement and Plan of Merger, dated as of January 27, 2022, as amended on June 7, 2022 and October 17, 2022 (the “Merger Agreement”), by and among Mountain Crest Acquisition Corp. III, a Delaware corporation (“MCAE”), ETAO International Group, a Cayman Islands corporation (the “Company” or “ETAO”), ETAO International Co., Ltd., a Cayman Islands exempted company (“PubCo”), ETAO Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”) and Wensheng Liu, in his capacity as the Company’s Shareholders’ Representative (the “Shareholders’ Representative”), to effect MCAE’s initial business combination pursuant to which, among other things, (1) MCAE will merge with and into PubCo that is a wholly owned subsidiary of MCAE, with PubCo being the surviving corporation in such merger, thereby consummating a change in MCAE’s domicile from a Delaware corporation to a Cayman Islands exempted company (the “Redomestication Merger”);

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

Proposal 2:

Acquisition Merger — to consider and vote on a proposal to adopt and approve the subsequent merger set forth in the Merger Agreement, pursuant to which the Company will merge with and into Merger Sub that is a wholly owned subsidiary of PubCo, with the Company as the surviving corporation in such merger, thereby consummating PubCo’s acquisition, through its Merger Sub, of the Company (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, the Company being a wholly owned subsidiary of PubCo. The Redomestication Merger, the Acquisition Merger and such other transactions contemplated by the Merger Agreement are hereinafter collectively referred as the “Business Combination” and Proposals 1 and 2, the “Business Combination Proposals”.

FOR	AGAINST	ABSTAIN
2,697,537	300,197	0

Proposal 3:

The Governance Proposal — to consider and vote, on a non-binding advisory basis, on four separate governance proposals relating to the following material differences between MCAE’s current amended and restated certificate of incorporation (the “MCAE Charter”) and PubCo’s Amended and Restated Memorandum and Articles of Association (the “PubCo Charter”). These four separate governance proposals are collectively referred to as the “Governance Proposal”:

(A)            through the Redomestication Merger, MCAE shall merge with and into PubCo and MCAE, the Delaware corporation, shall cease to exist and PubCo shall be the surviving corporation and the name of the surviving corporation will be “ETAO International Co., Ltd.”;

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

(B)             following the Redomestication Merger the authorized shares of the surviving corporation shall change (i) from 30,000,000 shares of MCAE Common Stock to 500,000,000 PubCo Ordinary Shares;

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

(C)            deleting the forum selection provision providing for concurrent jurisdiction in the Court of Chancery and the federal district court for the District of Delaware for claims arising under the Securities Act; and

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

(D)            the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office.

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

Proposal 4:

Election of Directors of PubCo Proposal — to consider and vote on a proposal to approve PubCo’s Board of Directors (the “PubCo Board”) in regards to the following persons: Wensheng Liu, Biao Dai, Kenneth Liang, Connie Hsu, Andrew MacInnes, and Suying Liu to serve on PubCo’s Board of Directors;Proposal 6:

Wensheng Liu

FOR	AGAINST
2,607,537	300,197

Biao Dai

FOR	AGAINST
2,607,537	300,197

Kenneth Liang

FOR	AGAINST
2,607,537	300,197

Connie Hsu

FOR	AGAINST
2,607,537	300,197

Andrew MacInnes

FOR	AGAINST
2,607,538	300,196

Suying Liu

FOR	AGAINST
2,607,537	300,197

Proposal 5:

The 2022 Employee Stock Option Plan Proposal — to consider and vote on a proposal to approve PubCo’s 2022 Employee Stock Option Plan Proposal, in connection with the Business Combination (the “2022 Plan Proposal”)

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

Proposal 6:

The NTA Requirement Amendment Proposal — to amend (the “NTA Requirement Amendment”) the MCAE Charter to expand the methods that MCAE may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission.

FOR	AGAINST	ABSTAIN
2,697,538	300,196	0

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023

MOUNTAIN CREST ACQUISITION CORP. III

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer